Pursuant to 497(e)
Registration No. 33-8746

THE TOCQUEVILLE TRUST
SUPPLEMENT DATED JANUARY 9, 2008, TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2007

As a result of the change in portfolio manager for The Tocqueville Small Cap Value Fund from Mr. Joseph Zock to an investment team comprised of Mr. P. Drew Rankin, Mr. Doug Adams and Mr. Allen Huang, on page 28 of The Tocqueville Trust’s Statement of Additional Information, the section entitled “Portfolio Managers” is revised to include the following information regarding Mr. P. Drew Rankin, Mr. Doug Adams and Mr. Allen Huang:

“Portfolio Managers

Set forth below is information regarding Mr. P. Drew Rankin, Mr. Doug Adams and Mr. Allen Huang who, effective January 2, 2008, are primarily responsible for the day-to-day management of The Tocqueville Small Cap Value Fund (the "Portfolio Managers").  All asset information is as of November 30, 2007.

Management of Other Accounts.  The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts.  For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
P. Drew Rankin	2	1	433	—	—	—
	$139,133,537	$23,645,596	$649,653,000	—	—	—
Doug Adams	2	1	425	—	—	—
	$139,133,537	$23,645,596	$583,406,000	—	—	—
Allen Huang	2	1	425	—	—	—
	$139,133,537	$23,645,596	$583,406,000	—	—	—

Compensation.  As of January 2, 2008, each Portfolio Manager receives compensation in connection with his management of the Fund for which he acts as portfolio manager and other accounts identified above and in his role as a limited partner of the Advisor, which includes the following components: (1) base salary and (2) a discretionary annual bonus.

Base Salary. Each Portfolio Manager receives an annual base salary.  The base salary is comprised of a variable portion and a fixed fee.  The variable portion of the base salary is calculated and paid on a monthly basis.  It is calculated using the amount of investment advisory fees collected by the Advisor each month, in arrears, with such amount derived from the value of the portfolio assets of accounts, for which the Portfolio Manager is the portfolio manager, including the Fund.  The fixed fee portion of each Portfolio Manager’s compensation is tied to his respective role with the Advisor and the Advisor’s General Partner, Tocqueville Management Corporation (“TMC”).  Mr. Rankin receives a fixed fee for his role as a director of TMC.

Bonus.  Each Portfolio Manager is eligible to receive a discretionary annual bonus in addition to his base salary.  The level of the discretionary bonus is determined by the Advisor based upon a number of factors, including the Advisor’s profitability, the expansion of the client account base, the market environment for the respective period, the portion of Advisor revenue that was generated by the work and effort of the Portfolio Manager, the involvement of the Portfolio Manager in the investment management functions of the Advisor, his role in the development of other investment professionals and his work relationship with support staff, and his overall contribution to strategic planning and his input in decisions for the Advisor’s group of investment managers.

Potential Conflicts of Interest.  As reflected above, the Portfolio Managers manage other accounts in addition to the Fund.  A Portfolio Manager’s management of these other accounts may give rise to potential conflicts of interest.  The Advisor has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts, or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Managers’ compensation may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation.  As reflected above, each Portfolio Manager’s base salary is based on total advisory fees collected each month, in arrears, for those accounts managed by such Portfolio Manager, including the Fund.  As a result, since their base salary is directly tied to the percentage of the advisory fee charged to the accounts, including the Fund, the Portfolio Managers may have an incentive to favor accounts where the Advisor charges a higher advisory fee and those accounts that have a larger asset base to the disadvantage of other accounts that have a lower advisory fee and those accounts with lower total net assets.

In addition, as described above, the level of the discretionary annual bonus is determined, in part, based upon the Advisor’s profitability.  Such profits are generally derived from the fees the Advisor receives for managing all of its investment management accounts.  To the extent that accounts other than the Fund have the potential to generate more profits for the Advisor than the Fund, the Portfolio Managers may have an incentive to favor such other accounts.

Because the Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise.  In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.  In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.  The Advisor has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders.  Nevertheless, there can be no assurance that such policies and procedures will be effective in preventing instances where one account is advantaged or disadvantaged over another.

Ownership of Fund Securities.  The following reflects the level of investment by each Portfolio Manager in the Fund.

Dollar Value of Shares Owned Beneficially as of November 30, 2007*
Manager	Fund	None	$1-10K	$10,001 – 50K	$50,001 – 100K	$100,001 – 500K	$500,001 – 1M	Above $1M
P. Drew Rankin	Tocqueville Small Cap Value Fund					X
Doug Adams	Tocqueville Small Cap Value Fund			X
Allen Huang	Tocqueville Small Cap Value Fund				X

*“Beneficial ownership” includes shares owned by an “immediate family member” (any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and adoptive relationships).”